UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities and Exchange Act of 1934
Date of Report (Dated of earliest event reported): December 19, 2025

HERITAGE FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Commission File Number 000-29480

Washington			91-1857900
(State or other jurisdiction of incorporation or organization)			(I.R.S. Employer Identification No.)

201 Fifth Avenue SW,	Olympia	WA	98501
(Address of principal executive offices)			(Zip Code)
(360) 943-1500
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12 (b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, no par value	HFWA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d)    Appointment of New Director

On December 18, 2025, the Board of Directors (the “Board”) of Heritage Financial Corporation (“Heritage”), upon the recommendation of the Governance and Nominating Committee of the Board, approved the appointment of Scott T. Allan, age 60, to the Board, effective January 1, 2026. In addition, Mr. Allan was appointed to the Board of Directors of Heritage’s wholly-owned banking subsidiary, Heritage Bank, effective January 1, 2026. Mr. Allan will serve on the Audit and Risk and Technology Committees of the Board. The Board has determined that Mr. Allan is an independent director under the applicable listing standards of the Nasdaq Stock Market.

For further information concerning Mr. Allan’s background, reference is made to the press release dated December 19, 2025, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

There are no family relationships between Mr. Allan and any director or other executive officer of Heritage or its subsidiaries and Mr. Allan was not appointed as a director pursuant to any arrangement or understanding with any person. Mr. Allan has not engaged in any transactions with Heritage or its subsidiaries that would be reportable as related party transactions under the rules of the Securities and Exchange Commission (the “SEC”).

Mr. Allan will participate in Heritage’s standard non-employee director compensation arrangements, as described under “Director Compensation” in Heritage’s definitive proxy statement filed with the SEC on March 21, 2025, which description is incorporated herein by reference, as such arrangements may be amended from time to time.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit 99.1	Press Release of Heritage Financial Corporation dated December 19, 2024
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERITAGE FINANCIAL CORPORATION

Date:
December 19, 2025	/S/ Bryan D. McDonald
Bryan D. McDonald
President and Chief Executive Officer